Commitments And Contingencies	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

14. Commitments and Contingencies

Legal Proceedings

The Company has been involved in various legal proceedings and other matters that arise in the normal course of its business, including product liability claims that are inherent in the testing, production, marketing and sale of medical devices. As of March 31, 2012, the Company was not involved in any legal proceedings or other matters that would have a material effect on the financial position, liquidity or results of operations of the Company.

8. Commitments and Contingencies

Leases

The Company leases its facility and certain equipment under non-cancelable operating leases that expire at various dates through fiscal year 2016. Rent expense related to operating leases was approximately $197,000, $215,000, and $216,000 for the years ended June 30, 2011, 2010 and 2009, respectively. On September 9, 2010, the Company entered into a new lease agreement with our current landlord, covering the same square footage, for a period of seventy-two months, effective August 1, 2010. Future minimum annual lease commitments under non-cancelable operating leases with initial terms of one year or more are as follows:

	Fiscal Years
	2012	2013	2014	2015	2016

Building and equipment leases	$214	$216	$211	$212	$215

Contingencies

We have been and are involved in various legal proceedings and other matters that arise in the normal course of our business, including product liability claims that are inherent in the testing, production, marketing and sale of medical devices. The ultimate liabilities, if any, cannot be determined at this time. However, based upon currently available information, we believe that the ultimate resolution of these matters will not have a material effect on the financial position, liquidity or results of operations of the Company.